Exhibit 10.4
First Supplemental Indenture
     FIRST SUPPLEMENTAL INDENTURE, dated as of February 22, 2008, between GENERAL MOTORS CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (the “Corporation”), and THE BANK OF NEW YORK, a banking corporation duly incorporated under the laws of the State of New York (the “Trustee,” which term shall include any successor trustee appointed pursuant to Article Seven of the Indenture (as defined below)).
WITNESSETH:
     WHEREAS, the Corporation and the Trustee have heretofore executed and delivered the Indenture, dated as of January 8, 2008 (the “Indenture”), providing for the issuance from time to time of one or more series of debt securities evidencing unsecured indebtedness of the Corporation. Terms used in this First Supplemental Indenture without definition which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
     WHEREAS, the Corporation contemplates that it will issue, pursuant to the Indenture, $4,372,500,000 of 6.75% Series U Convertible Senior Debentures due December 31, 2012 (the “Series U Debentures”).
     WHEREAS, the Corporation desires to supplement the Indenture in contemplation of the issuance of the Series U Debentures.
     WHEREAS, the Trustee, pursuant to Section 10.01 of the Indenture, is authorized to join with the Corporation in the execution of any supplemental indenture made pursuant thereto and to make any further appropriate agreements and stipulations which may be contained therein.
     NOW, THEREFORE, in furtherance of the premises herein, the Corporation and the Trustee hereby stipulate as follows:
     Section 1. New Section 2.13. A new Section 2.13 shall be added to the Indenture as follows:
     “SECTION 2.13. Certain Provisions Applicable to Series U Debentures.
     (a) The terms and provisions of this Section 2.13 shall only be applicable to a series of Securities to be designated as 6.75% Series U Convertible Senior Debentures due December 31, 2012 (the “Series U Debentures”). To the extent any provision contained in this Section 2.13 is inconsistent with any other provision hereof (including any provision in Section 2.05 of this Indenture), the provisions of this Section 2.13 shall supercede such other provision of this Indenture in respect of the Series U Debentures.
     (b) The Trustee is hereby appointed the initial Security Registrar for the purpose of registering Series U Debentures and transfers of Series U Debentures as herein provided.

     Upon surrender for registration of transfer of any Series U Debenture to the Security Registrar or any co-registrar, and satisfaction of the requirements for such transfer set forth in Section 2.05 and this Section 2.13, the Corporation shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Series U Debentures of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Section 2.13.
     Series U Debentures may be exchanged for other Series U Debentures of any authorized denominations and of a like aggregate principal amount upon surrender of the Series U Debentures to be exchanged at any such office or agency maintained by the Corporation pursuant to Section 2.05. Whenever any Series U Debentures are so surrendered for exchange, the Corporation shall execute, and the Trustee shall authenticate and deliver, the Series U Debentures which the Holder making the exchange is entitled to receive bearing registration numbers not contemporaneously outstanding.
     All Series U Debentures issued upon any registration of transfer or exchange of Series U Debentures shall be the valid obligations of the Corporation, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Series U Debentures surrendered upon such registration of transfer or exchange.
     All Series U Debentures presented or surrendered for registration of transfer or for exchange, redemption or conversion shall be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Corporation, and such instruments of transfer shall be duly executed by the Holder thereof or his attorney duly authorized in writing.
          (c) So long as transfers of the Series U Debentures as described in this Section 2.13(c) are eligible for book-entry settlement with the Depository (and the Corporation hereby agrees to use its reasonable efforts to make such book-entry settlement available), or unless otherwise required by law, upon any transfer of all or any principal amount of a certificated Series U Debenture (other than a Global Series U Security) (as defined below) to a QIB (as defined in Section 2.13(m) hereof) in accordance with Rule 144A (as defined in Section 2.13(m) hereof), and upon receipt by the Trustee of the certificated Series U Debenture or Series U Debentures being so transferred, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with written instructions directing the Trustee to make, or to direct the Registrar to make, an adjustment on its books and records with respect to a Series U Debenture in Global Security form registered in the name of the Depository or the nominee of the Depository (a “Global Series U Security”) to reflect an increase in the aggregate principal amount of Series U Debentures represented by the Global Series U Security, then: (1) the Trustee shall make an endorsement on the Global Series U Security to cause the aggregate principal amount of the Series U Debentures represented by the Global Series U Security to be increased by the portion of the principal amount of the certificated Series U Debentures to be transferred and shall cancel such certificated Series U Debenture or Series U Debentures, in accordance with the standing instructions and procedures of the Depository, (2) the Corporation shall execute a new certificated Series U Debenture registered in the name of the transferor representing the remaining portion (if any) of the principal amount of the old certificated Series U Debenture not being transferred, and (3) the Trustee shall authenticate and deliver such new certificated Series U Debenture to the transferor in whose name it is registered. If no Global Series U Securities are then outstanding or if the issuance of additional Global Series U Securities is, in the determination of the Corporation, necessary or desirable, the Corporation shall execute and the Trustee shall authenticate and deliver one or more new Global Series U Securities. Notwithstanding the foregoing, no Series U Debenture, or portion thereof, in respect of which the Corporation or an Affiliate of the Corporation holds any beneficial interest shall be included in such Global Series U Security.
     (d) Upon any sale or transfer of a Series U Debenture that bears or is required to bear the legends set forth in Section 2.13(i) to an Institutional Accredited Investor (as defined in Section 2.13(m) hereof) (other than pursuant to a registration statement that has been declared effective under the Securities Act (as defined in Section 2.13(m) hereof) or pursuant to Rule 144 (as defined below)), the transferor shall, prior to such sale or transfer, furnish to the Corporation and the Trustee a signed letter from such Institutional Accredited Investor containing representations and agreements relating to restrictions on transfer substantially in the form set forth in Exhibit A to this Indenture.
     Upon any transfer of a beneficial interest in a Global Series U Security that bears or is required to bear the legends set forth in Section 2.13(i) to an Institutional Accredited Investor, the Trustee shall make an endorsement on the Global Series U Security to reflect a decrease in the aggregate principal amount of the Series U Debentures represented by such Global Series U Security and the Corporation shall execute a certificated Series U Debenture or Series U Debentures in exchange therefor, and the Trustee, upon receipt of such certificated Series U Debenture or Series U Debentures and the written order of the Corporation, shall authenticate and deliver to the transferee such certificated Series U Debenture or Series U Debentures.
     (e) Upon any sale or transfer of a Series U Debenture that bears or is required to bear the legends set forth in Section 2.13(i) to a Person that is neither a QIB nor an Institutional Accredited Investor (a “Non-QIB/Non-IAI”) (other than pursuant to a registration statement that has been declared effective under the Securities Act or pursuant to Rule 144), the transferor shall, prior to such sale or transfer, furnish to the Corporation and the Trustee an opinion of counsel acceptable to the Corporation and the Trustee that such sale or transfer is in compliance with the Securities Act.
     Upon any transfer of a beneficial interest in a Global Series U Security that bears or is required to bear the legends set forth in Section 2.13(i) to a Non-QIB/Non-IAI, the Trustee shall make an endorsement on the Global Series U Security to reflect a decrease in the aggregate Principal Amount of the Series U Debentures represented by such Global Series U Security and the Corporation shall execute a certificated Series U Debenture or Series U Debentures in exchange therefor, and the Trustee, upon receipt of such certificated Series U Debenture or Series U Debentures and the written order of the Corporation, shall authenticate and deliver such certificated Series U Debenture or Series U Debentures.

     (f) So long as transfers of the Series U Debentures as described in this Section 2.13(f) are eligible for book-entry settlement with the Depository (and the Corporation hereby agrees to use its reasonable efforts to make such book-entry settlement available), or unless otherwise required by law, upon any transfer of a certificated Series U Debenture (other than a Global Series U Security) pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer) or pursuant to Rule 144, and upon receipt by the Trustee of the certificated Series U Debenture or Series U Debentures being so transferred, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with written instructions directing the Trustee to make, or to direct the Registrar to make, an adjustment on its books and records with respect to a Global Series U Security to reflect an increase in the aggregate principal amount of Series U Debentures represented by the Global Series U Security, then: (1) the Trustee shall make an endorsement on the Global Series U Security to cause the aggregate principal amount of the Series U Debentures represented by the Global Series U Security to be increased by the portion of the principal amount of the certificated Series U Debentures to be transferred and shall cancel such certificated Series U Debenture or Series U Debentures, in accordance with the standing instructions and procedures of the Depository, (2) the Corporation shall execute a new certificated Series U Debenture registered in the name of the transferor representing the remaining portion (if any) of the principal amount of the old certificated Series U Debenture not being transferred, and (3) the Trustee shall authenticate and deliver such new certificated Series U Debenture to the transferor in whose name it is registered. If no Global Series U Securities are then outstanding or if the issuance of additional Global Series U Securities is, in the determination of the Corporation, necessary or desirable, the Corporation shall execute and the Trustee shall authenticate and deliver one or more new Global Series U Securities.
     (g) The transfer and exchange of beneficial interests in any Global Series U Security shall be effected through the Depository in accordance with this Indenture and the procedures of the Depository therefor. The Trustee shall make appropriate endorsements to reflect increases or decreases in the principal amounts of any such Global Series U Security to reflect any such transfers.
     Except as otherwise provided in this Section 2.13, beneficial owners of a Global Series U Security shall not be entitled to have certificates registered in their names, will not receive or be entitled to receive physical delivery of certificates in certificated form and will not be considered Holders of such Global Series U Security.
     (h) Any Global Series U Security may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required by the Custodian (as defined in Section 2.13(m) hereof), the Depository or by the National Association of Securities Dealers, Inc. in order for the Series U Debentures to be tradeable on The Portal Market or as may be required for the Series U Debentures to be tradeable on any other market developed for trading of securities pursuant to Rule 144A or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange or automated quotation system upon which the Series U Debentures may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Series U Debentures are subject, including a legend in substantially the following form:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (THE “DEPOSITARY”, WHICH TERM INCLUDES ANY SUCCESSOR DEPOSITARY FOR THE CERTIFICATES) TO THE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREIN IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL SERIES U SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.
     (i) Every Series U Debenture that bears or is required under this Section 2.13(i) to bear the legend set forth in this Section 2.13(i) (together with any stock certificates representing shares of the Corporation’s common stock, par value $1-2/3 per share (“Common Stock”), issued upon conversion of the Series U Debentures and required to bear the legend set forth in Section 2.13(k)shall be subject to the restrictions on transfer set forth in this Section 2.13(i) (including those set forth in the legend set forth below) unless such restrictions on transfer shall be waived by written consent of the Corporation, and the holder of each such Restricted Security, by such Holder’s acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in Sections 2.13(i) and 2.13(k), the term “transfer” encompasses any sale, pledge, loan, transfer or other disposition whatsoever of any Restricted Security. The Trustee shall refuse to register any transfer of any Series U Debenture in violation of the restrictions contained in the legend set forth in this Section 2.13(i).
     Any certificate evidencing a Series U Debenture (and all securities issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon conversion thereof, which shall bear the legend set forth in Section 2.13(k), if applicable) shall bear a legend in substantially the following form, unless (1) such Series U Debenture has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer), (2) such Series U Debenture has been sold in compliance with Rule 144, (3) the holding period applicable to sales by non-Affiliates under Rule 144 has expired or (4) otherwise agreed by the Corporation in writing, with written notice thereof to the Trustee:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCES. THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (A) (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (3) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a) (1), (2), (3) OR (7) UNDER THE SECURITIES ACT (AN “INSTITUTIONAL ACCREDITED INVESTOR”)) IF, PRIOR TO SUCH TRANSFER, THE HOLDER FURNISHES THE CORPORATION AND THE TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE) A SIGNED LETTER FROM THE TRANSFEREE CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE OR SUCCESSOR TRUSTEE, AS APPLICABLE), OR (4) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IF, PRIOR TO SUCH TRANSFER, THE HOLDER FURNISHES THE CORPORATION AND THE TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE) AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION AND THE TRUSTEE OR SUCCESSOR TRUSTEE THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (B) TO GENERAL MOTORS CORPORATION OR ANY SUBSIDIARY THEREOF, (C) FROM LBK, LLC (THE INITIAL HOLDER HEREOF) TO THE NEW VEBA (AS DEFINED HEREIN) OR (D) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, IN EACH CASE, SUBJECT TO THE TAX-RELATED CERTIFICATION REQUIREMENTS OF SECTION 8 HEREIN.
WITHOUT THE WRITTEN CONSENT OF THE CORPORATION, THIS SECURITY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED TO AN AFFILIATE OF THE CORPORATION.

UNLESS (A) THE HOLDING PERIOD APPLICABLE TO SALES BY NON-AFFILIATES UNDER RULE 144 UNDER THE SECURITIES ACT HAS EXPIRED, (B) SUCH TRANSFER IS BEING MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) THIS SECURITY IS HELD BY A QUALIFIED INSTITUTIONAL BUYER AND IS BEING TRANSFERRED TO A QUALIFIED INSTITUTIONAL BUYER OR (D) THIS SECURITY IS BEING TRANSFERRED FROM LBK, LLC (THE INITIAL HOLDER HEREOF) TO THE NEW VEBA, THE HOLDER MUST, IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY, CHECK THE APPROPRIATE BOX SET FORTH ON THE ASSIGNMENT FORM RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT SUCH ASSIGNMENT FORM AND THIS CERTIFICATE TO THE BANK OF NEW YORK AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE).
THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF ANY SERIES U DEBENTURE IN VIOLATION OF THE FOREGOING RESTRICTIONS. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESTRICTIONS ON TRANSFER SET FORTH IN THIS LEGEND.
     Any Series U Debenture (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the foregoing legend set forth therein have been satisfied may, upon surrender of such Series U Debenture for exchange to the Security Registrar in accordance with the provisions of Section 2.05 and this Section 2.13, be exchanged for a new Series U Debenture or Series U Debentures, of like tenor and aggregate principal amount, which (1) shall not bear the restrictive legends required by this Section 2.13(i) and (2) need not contain the “Additional Certifications” section on the Assignment Form attached thereto.
     Notwithstanding any other provisions of this Indenture (other than the provisions set forth in Section 2.13(d) and Section 2.13(e) and in this Section 2.13(i)), a Global Series U Security may not be transferred as a whole or in part except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.
     (j) The Corporation initially appoints The Depository Trust Company to act as Depository with respect to any Series U Debentures in global form.
     If at any time the Depository for a Global Series U Security notifies the Corporation that it is unwilling or unable to continue as Depository for such Series U Debenture, the Corporation may appoint a successor Depository with respect to such Series U Debenture. If a successor Depository is not appointed by the Corporation within ninety (90) days after the Corporation receives such notice, the Corporation will execute, and the Trustee, upon receipt of an Officers’ Certificate for the authentication and delivery of Series U Debentures, will authenticate and deliver, Series U Debentures in certificated form, in aggregate principal amount equal to the principal amount of such Global Series U Security, in exchange for such Global Series U Security.
     If a Series U Debenture in certificated form is issued in exchange for any portion of a Global Series U Security on or after the close of business at the office or agency where such exchange occurs on any record date and before the opening of business at such office or agency on the next succeeding interest payment date, interest will not be payable on such interest payment date in respect of such certificated Series U Debenture, but will be payable on such interest payment date, subject to the provisions of the Series U Debenture, only to the Person to whom interest in respect of such portion of such Global Series U Security is payable in accordance with the provisions of this Indenture. If a Global Series U Security is issued in exchange for any portion of a certificated Series U Debenture on or after the close of business at the office or agency where such exchange occurs on any record date and before the opening of business at such office or agency on the next succeeding interest payment date, interest will not be payable on such interest payment date in respect of such Global Series U Security, but will be payable on such interest payment date, subject to the provisions of the Series U Debenture, only to the Person to whom interest in respect of such portion of such certificated Series U Debenture is payable in accordance with the provisions of this Indenture.
     Series U Debentures in certificated form issued in exchange for all or a part of a Global Series U Security pursuant to this Section 2.13 shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Upon execution and authentication, the Trustee shall deliver such Series U Debentures in certificated form to the Persons in whose names such Series U Debentures in certificated form are so registered.
     At such time as all interests in a Global Series U Security have been redeemed, repurchased, converted, canceled, exchanged for Series U Debentures in certificated form, or transferred to a transferee who receives Series U Debentures in certificated form thereof, such Global Series U Security shall, upon receipt thereof, be canceled by the Trustee in accordance with standing procedures and instructions existing between the Depository and the Custodian. At any time prior to such cancellation, if any interest in a Global Series U Security is exchanged for Series U Debentures in certificated form, redeemed, repurchased, converted, repurchased or canceled, or transferred to a transferee who receives Series U Debentures in certificated form therefor or any Series U Debenture in certificated form is exchanged or transferred for part of a Global Series U Security, the principal amount of such Global Series U Security shall, in accordance with the standing procedures and instructions existing between the Depository and the Custodian, be appropriately reduced or increased, as the case may be, and an endorsement shall be made on such Global Series U Security, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction or increase.
     (k) Any stock certificate representing Common Stock issued upon conversion of any Series U Debenture shall bear a legend in substantially the following form, unless (1) such

Common Stock has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer), (2) such Common Stock has been sold in compliance with Rule 144, (3) the holding period applicable to sales by non-Affiliates under Rule 144 has expired, (4) such Common Stock has been issued upon conversion of Series U Debentures whose restrictive legends have been removed or are entitled to be removed in accordance with Section 2.13(i) above or (5) otherwise agreed by the Corporation in writing, with written notice thereof to the Trustee:
THE COMMON STOCK EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCES. THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE SECURITIES ACT AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (A) (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (3) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a) (1), (2), (3) OR (7) UNDER THE SECURITIES ACT (AN “INSTITUTIONAL ACCREDITED INVESTOR”)) IF, PRIOR TO SUCH TRANSFER, THE HOLDER FURNISHES THE CORPORATION AND COMPUTERSHARE TRUST COMPANY (OR A SUCCESSOR STOCK TRANSFER AGENT, AS APPLICABLE) A SIGNED LETTER FROM THE TRANSFEREE CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS (THE FORM OF WHICH CAN BE OBTAINED FROM COMPUTERSHARE TRUST COMPANY OR SUCH SUCCESSOR STOCK TRANSFER AGENT, AS APPLICABLE), OR (4) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IF, PRIOR TO SUCH TRANSFER, THE HOLDER FURNISHES THE CORPORATION AND COMPUTERSHARE TRUST COMPANY (OR A SUCCESSOR STOCK TRANSFER AGENT, AS APPLICABLE) AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION AND COMPUTERSHARE TRUST COMPANY (OR A SUCCESSOR STOCK TRANSFER AGENT, AS APPLICABLE) THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (B) TO GENERAL MOTORS CORPORATION OR ANY SUBSIDIARY

THEREOF, OR (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.
WITHOUT THE WRITTEN CONSENT OF THE CORPORATION, THIS SECURITY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED TO AN AFFILIATE OF THE CORPORATION.
COMPUTERSHARE TRUST COMPANY (OR ANY SUCCESSOR STOCK TRANSFER AGENT) MAY REFUSE TO REGISTER ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY IN VIOLATION OF THE FOREGOING RESTRICTIONS. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESTRICTIONS ON TRANSFER SET FORTH IN THIS LEGEND.
     Any such Common Stock as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the foregoing legend set forth therein have been satisfied may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like number of shares of Common Stock, which shall not bear the restrictive legend required by this Section 2.13(k).
     (l) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Series U Debenture (including any transfers between or among Depository participants or beneficial owners of interests in any Global Series U Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof. The Trustee shall have no responsibility for the actions or omissions of the Depository, or the accuracy of the books and records of the Depository.
     (m) For purposes of this Section 2.13, the following terms shall have the following meanings:
     (1) An “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control,” when used with respect to any specified Person, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

     (2) The term “Custodian” means The Bank of New York, as custodian with respect to the Series U Debentures in global form, or any successor entity thereto.
     (3) The term “Institutional Accredited Investor” means an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act.
     (4) The term “QIB” means a “qualified institutional buyer” as defined in Rule 144A.
     (5) The term “Rule 144” means Rule 144 as promulgated under the Securities Act or any successor rule thereto.
     (6) The term “Rule 144A” means Rule 144A as promulgated under the Securities Act or any successor rule thereto.
     (7) The term “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
     Section 2. New Exhibit A. A new Exhibit A shall be added to the Indenture in the form attached as Exhibit A hereto.
     Section 3. Recitals. The recitals contained herein shall be taken as the statements of the Corporation and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this First Supplemental Indenture.
     Section 4. Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, including by facsimile, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.
     Section 5. New York Contract. This First Supplemental Indenture shall be deemed to be a contract made under the law of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of the said State, regardless of the laws that might otherwise govern under applicable New York principles of conflicts of law and except as may otherwise be required by mandatory provisions of law. Any claims or proceedings in respect of this First Supplemental Indenture shall be heard in a federal or state court located in the State of New York.
*   *   *   *   *

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first set forth above.

GENERAL MOTORS CORPORATION

By:	/s/ Frederick A. Henderson
Name: Title:	Frederick A. Henderson Vice Chairman and Chief Financial Officer

THE BANK OF NEW YORK, as Trustee

By:	/s/ Sherma Thomas
Name:	Sherma Thomas
Title:	Assistant Treasurer
Signature Page to First Supplemental Indenture

EXHIBIT A
General Motors Corporation
767 Fifth Avenue
New York, New York 10153
Attention: New York Treasury Office
The Bank of New York
101 Barclay Street
Floor 8 West
New York, New York 10286
Attention: Corporation Trust Administration
Ladies and Gentlemen:
     In connection with our proposed purchase of 6.75% Series U Convertible Senior Debentures due December 31, 2012 (the “Series U Debentures”) of General Motors Corporation, a Delaware corporation (the “Corporation”), we confirm that:
     (i) we are an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the “Securities Act”), or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act (an “Institutional Accredited Investor”) and we are able to bear the economic risk of an investment in the Series U Debentures;
     (ii) (A) any purchase of Series U Debentures by us will be for our own account or for the account of one or more other Institutional Accredited Investors for each of which we exercise sole investment discretion (and have the authority to make, and do make, the statements in this letter) or as fiduciary for the account of one or more trusts, each of which is an Institutional Accredited Investor and for each of which we exercise sole investment discretion or (B) we are a “bank,” within the meaning of Section 3(a)(2) of the Securities Act, or a “savings and loan association” or other institution described in Section 3(a)(5)(A) of the Securities Act that is acquiring Series U Debentures as fiduciary for the account of one or more institutions for which we exercise sole investment discretion;
     (iii) in the event that we purchase any Series U Debentures, we will acquire Series U Debentures having a minimum purchase price of not less than $100,000 for our own account or for any separate account for which we are acting;
     (iv) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing Series U Debentures; and

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     (v) we are not acquiring Series U Debentures with a view to distribution thereof or with any present intention of offering or selling Series U Debentures or the Common Stock of the Corporation issuable upon conversion thereof, except as permitted below; provided that the disposition of our property and property of any accounts for which we are acting as fiduciary shall remain at all times within our control.
     We understand that the Series U Debentures are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Series U Debentures and the Common Stock of the Corporation issuable upon conversion thereof have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Series U Debentures, that if in the future we decide to resell or otherwise transfer such Series U Debentures or the Common Stock of the Corporation issuable upon conversion thereof, such Series U Debentures or Common Stock of the Corporation may be resold or otherwise transferred only (i) to the Corporation or any subsidiary thereof, (ii) inside the United States to a person who is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, (iii) pursuant to the safe harbor from registration provided by Rule 144 under the Securities Act (if applicable), (iv) inside the United States to an Institutional Accredited Investor if, prior to such transfer, we furnish to the Corporation and the Trustee for the Series U Debentures (or in the case of Common Stock of the Corporation, the transfer agent therefor) a signed letter from such Institutional Accredited Investor containing certain representations and agreements relating to the restrictions on transfer of such securities (the form of which letter can be obtained from the Trustee or the transfer agent, as the case may be), (v) in accordance with another exemption from the registration requirements under the Securities Act if, prior to such transfer, we furnish to the Corporation and the Trustee for the Series U Debentures (or in the case of Common Stock of the Corporation, the transfer agent therefor) an opinion of counsel acceptable to the Corporation and the Trustee for the Series U Debentures (or in the case of Common Stock of the Corporation, the transfer agent therefor) that such sale or transfer is in compliance with the Securities Act, or (vi) pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer), and in each case, in accordance with any applicable securities law of any state of the United States and in accordance with the legends set forth on the Series U Debentures or the Common Stock of the Corporation issuable upon conversion thereof, as the case may be. We further agree to provide any person purchasing any of the Series U Debentures or the Common Stock of the Corporation issuable upon conversion thereof (other than pursuant to clause (iii) or (vi) above) from us a notice advising such purchaser that resales of such securities are restricted as stated herein. We understand that the Trustee and transfer agent for the Series U Debentures and the Common Stock of the Corporation will not be required to accept for registration of transfer any Series U Debentures or any Common Stock of the Corporation issued upon conversion of the Series U Debentures, except upon presentation of evidence satisfactory to the Corporation that the foregoing restrictions on transfer have been complied with. We further understand that any Series U Debentures and any Common Stock of the Corporation issued upon conversion of the Series U Debentures will be in the form of certificated physical certificates and that such certificates will bear a legend reflecting the substance of this paragraph other than certificates transferred pursuant to clause (iii) or (vi) above.

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     The Corporation and the Trustee and their respective counsel are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.
     THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.
(Name of Purchaser)

By:

Name:

Title:

Address:

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